Exhibit 99.1

J.P. Morgan global high yield & leveraged finance Conference February 25, 2019

Forward-Looking Statements This presentation may contain forward-looking statements based on current management expectations. Numerous factors, including those related to market conditions and those detailed from time-to-time in the Company’s filings with the Securities and Exchange Commission, may cause results to differ materially from those anticipated in the forward-looking statements. Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially. Readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. All references to “Select” used throughout this presentation refer to Select Medical Holdings Corporation and its subsidiaries.

Headquartered in Mechanicsburg, Pennsylvania, Select Medical employs approximately 47,100 staff in the United States as of 12/31/2018. SCALE AND EXPERTISE Leading provider of post-acute services with operations in 47 states and D.C. Note: (1) See Slide 34 for non-GAAP reconciliation Founded in 1996 $5.1 Billion Net Revenue 2018 $645 Million Adjusted EBITDA 2018 (1) 12.7% Adjusted EBITDA Margins Select Medical Overview

Leading Post Acute Care Provider 4 5 Largest operator of Critical Illness Recovery Hospitals (formerly referred to as LTACH) 96 Critical Illness Recovery Hospitals operating in 27 states. Second largest operator of Rehabilitation Hospitals (IRF) 26 IRF’s operating in 11 states. Largest operator of Outpatient Rehabilitation Clinics 1,662 clinics in 37 states and D.C. Largest operator of Occupational Medicine Centers 524 centers in 41 states. As of 12/31/18

2018 Events

Repricing

October: Select and Concentra entered into amendments to their respective credit facilities, reducing borrowing spreads.

UC San Diego Joint Venture

October: Select announced the formation of two new joint ventures with UC San Diego Health and Vibra Healthcare to operate an 86 bed critical illness recovery hospital and a new 42 bed rehabilitation hospital. Both expected to open in 2019.

Ohio Health Joint Venture

July: Select and Ohio Health announced an expansion of its joint venture agreement to include outpatient rehabilitation.

Baylor Joint Venture

June: Select and Baylor Scott & White Health expanded into the Austin Texas area with the acquisition of a 36 bed rehabilitation hospital and added 22 outpatient rehabilitation clinics.

Ochsner Health Joint Venture

May: Select and Ochsner Health opened a new 56 bed rehabilitation hospital.

Select Refinancing

March: Select amended its senior credit facilities, reducing borrowing spreads.

Concentra / US HealthWorks

February: Select completed the merger between Concentra and US HealthWorks, and related financing.

Banner Health Joint Venture

January: Select and Banner Health announced the signing of a new joint venture agreement to include outpatient rehabilitation and the construction of 3 new rehabilitation hospitals.

Select Medical: Improving Quality of Life

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2014 2016 2018 Revenue Mix LTACH 42% IRF 12% Outpatient 23% Occ Med 23% LTACH 60% IRF 13% Outpatient 20% Contract Therapy 7% LTACH 34% IRF 14% Outpatient 21% OCC Med 31%

Payor Mix 2014 2016 2018 Medicare 45% Non Medicare 55% Medicare 30% Non Medicare 70% Medicare 27% Non Medicare 73%

2014 2017 Payor Mix 2017 Proforma Note: 2017 Proforma includes US HealthWorks Medicare 45% Non Medicare 55% Medicare 30% Non Medicare 70% Medicare 27% Non Medicare 73%

LTCH Patient Criteria passed in late December 2013 as part of Budget bill and SGR - effective beginning Q4 2015 All LTCH’s under criteria as of September 2016. LTCH Rates for patients with; 3 day prior short term acute hospital ICU/CCU stay or Ventilation patients for > 96 hours in the LTCH Other patients receive “site neutral” rate. Bipartisan Budget Act of 2018 extended blended site neutral payment rates for additional 2 years through September 2019. LTCH Legislation

LTCH Medicare Annual Spending Source: MedPAC Data (2017 Figures estimated by MedPac) ($ in billions) 5.0 5.3 5.5 5.5 5.4 5.3 5.1 4.6 4.4 4.6 4.8 5.0 5.2 5.4 5.6 2010 2011 2012 2013 2014 2015 2016 2017

LTCH Criteria Impact Revenue PPD has been adjusted for revenue recognition change. $1,520 $1,558 $1,570 $1,663 $1,704 $1,716 $1,375 $1,450 $1,525 $1,600 $1,675 $1,750 LTACH Revenue PPD

INPATIENT REHABILITATION HOSPITALS

Our Rehabilitation “Model” Partner with leading health systems through joint venture relationships Inpatient rehab is the basis of “model” but can include other post acute network of services. Outpatient Rehab Critical Illness Recovery Hospitals (LTCH) Day Rehab Occupational Medicine

Current Rehabilitation Operations Wholly Owned Consolidated Joint Venture Non-Consolidated Joint Venture

Rehabilitation Network Growth New JV Partnerships: UF Health – Gainesville, FL Relocation of Shands 40 bed IRF into new 50 bed Projected opening in Q1 2019 Dignity Las Vegas, NV – New 60 bed IRF Projected opening in Q2 2019 Riverside Health – Newport News, VA New 50 bed IRF to replace existing hospital Projected opening in Q3 2019 Banner Health – Phoenix, AZ JV began May 2018 with outpatient rehab services Construction of rehabilitation hospitals to begin in 2019 UC San Diego Health and Vibra Healthcare 86 bed Critical Illness Recovery Hospital 42 bed IRF Under Construction Signed

Our Post Acute Partners 2011 Multi-billion dollar health system with 52 acute care hospitals and over 4,800 staffed acute beds. Net patient revenues of approximately $7 billion Four IRFs with 214 beds and two managed rehab units, 91 outpatient clinics and home health services Multi-billion dollar health system with 18 acute care hospitals, over 400 ICU beds, and over 3,900 staffed acute beds. Net patient revenues of over $7 billion 2015 Three 60 bed IRFs and one managed rehab unit 2016 Four LTAC hospitals with 230 beds and one managed 40 bed skilled nursing facility Multi-billion dollar health system with 32 acute care hospitals with over 3,900 staffed acute care beds. Net patient revenue of over $4 billion 2009 Three IRFs with 125 beds, 70 outpatient clinics and other contract therapy and staffing services (Joint Venture) (Joint Venture) (Joint Venture) (Joint Venture)

PHYSICAL THERAPY OUTPATIENT CLINICS

Outpatient Rehabilitation Largest operator of outpatient rehab clinics in U.S. March 2016 acquired Physiotherapy Associates (second largest at time of acquisition) Growth through denovo clinics and tuck-in acquisitions Bipartisan Budget Act of 2018 repealed annual limits on outpatient therapy services for Medicare beneficiaries. (Medicare represents approximately 15% of our outpatient payor mix)

As of 12/31/2018 Outpatient Rehabilitation - Industry ATHLETICO (450) 1,662 Outpatient Rehabilitation Clinics (37 States and D.C.) Source: Company public filings and websites as of December 31, 2018 Select (1,662) USPH (591) ATI (557)

42% 13% 22% 23% Outpatient Rehab Clinics CAGR 10.7% VISITS (000'S) YEAR 2013 2014 2015 2016 2017 2018 REVENUE PER VISIT 4,781 4,971 8,233 5,219 7,799 $101 $101 $101 $101 $100 CAGR 11.8% 8,356 $103

CONCENTRA

The largest provider of occupational health services in the U.S. 679 locations across 44 states Service Lines: 524 occupational health centers 124 onsite clinics at employer locations 31 Community Based Outpatient Clinics (CBOC) serving Veterans Health Administration patients Treat 21% of workplace injuries in the U.S. Concentra/US HealthWorks Note: Data as of December 31, 2018 and includes operations of US HealthWorks acquired February 1, 2018.

Concentra/US HealthWorks Centers As of 12/31/2018 524 Centers

Financial Information 2015 (acquired June 2015) Revenue = $997 million Adjusted EBITDA = $90 million Adjusted EBITDA Margin = 9.0% Financial Information 2017 Revenue = $1.0 billion Adjusted EBITDA = $157.6 million Adjusted EBITDA Margin = 15.6% Implemented $44 million of cost saving synergies. Concentra Stand Alone Post-Acquisition from Humana

US HealthWorks Acquisition US HealthWorks was the second largest provider of occupational health with 220 centers in the United States. Transaction closed February 1, 2018. Select retains its 50.1% voting ownership in combined company. US HealthWorks Financial Performance 2017 Revenue = $552 million Adjusted EBITDA = $63 million Adjusted EBITDA margin = 11.4% Identified $38 million of cost savings synergies.

Concentra/USHW Combined 2018 Financial Performance Revenue = $1,558 million Adjusted EBITDA = $252 million Adjusted EBITDA Margin = 16.2%

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Net Revenue Adjusted EBITDA(1) CAGR 13.9% CAGR 15.4% ($ in millions) ($ in millions) Financial Metric Trends Note: (1) See Slide 34 for non-GAAP reconciliation $364 $399 $466 $538 $645 2014 2015 2016 2017 2018 LTCH IRF Outpatient Concentra $3,023 $3,684 $4,217 $4,365 $5,081 2014 2015 2016 2017 2018 LTCH IRF Outpatient Concentra

Capital Expenditures ($ in millions) Excludes development capital related to the recapture of capital expenditures of $7M from 2016 and $36M from 2017 that Select funded on an interim basis, which we were reimbursed in 2017.

Free Cash Flow Note: Free cash flow is operating cash flow less all capital expenditures. See slide 34 for non-GAAP reconciliation.

Debt Maturities Note: New SEM Revolver and Term loans have springing maturity feature and become due in early 2021 unless SEM Senior Notes are refinanced prior to. ($ in millions)

Financial Guidance 2019 Net Revenue $5,200M - $5,400M Adjusted EBITDA $660M - $700M EPS $0.97 - $1.13 Note: See Slide 35 for non-GAAP reconciliation

Appendix: Additional Materials

($ in millions) 2014 2015 2016 2017 2018 Net Income $128 $136 $125 $220 $177 Income tax expense (benefit) 76 72 56 (18) 59 Equity in losses/(earnings) of unconsolidated subsidiaries (7) (17) (20) (21) (22) Interest expense, net 86 113 170 155 198 Loss on debt retirement 2 - 12 20 14 Other (Gains) / Losses (30) (42) 0 (9) Concentra/Physio/US HealthWorks acquisition costs 5 3 3 3 Depreciation and Amortization 68 105 145 160 202 Stock Based Compensation 11 15 17 19 23 Adjusted EBITDA $364 $399 $466 $538 $645 Net Cash Provided by Operating Activities $170 $208 $347 $238 494 Purchases of Property and Equipment (95) (183) (162) (233) (167) Free Cash Flow $75 $25 $185 $5 $327 Non-GAAP Reconciliation

($ in millions) Financial Guidance 2019 Non-GAAP Reconciliation $ 132 $ 153 56 65 188 218 64 74 200 200 (25) (25) 427 467 27 27 206 206 $ 660 $ 700 Income from operations Stock compensation expense Depreciation and amortization Adjusted EBITDA Net income Income tax expense Interest expense Equity in earnings of unconsolidated subsidiaries Range Low High Net income attributable to Select Medical Net income attributable to non-controlling interests

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